UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 17, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

(786) 432-9792

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2025, the Compensation Committee of the Board of Directors of MIRA Pharmaceuticals, Inc. (the “Company”) approved certain short-term and long-term incentive awards for the Company’s Chief Executive Officer, Erez Aminov. These actions were subsequently ratified and approved by the full Board of Directors (the” Board”) on December 17, 2025.

The Compensation Committee noted that the Company achieved significant progress during 2025, including advancement of its clinical development programs, execution of capital-raising activities, completion of a strategic acquisition, and continued strengthening of the Company’s overall development pipeline and corporate initiatives.

1.	2025 Short-Term Incentive (STI) Payout

Following its assessment of 2025 performance, the Compensation Committee approved a short-term incentive payout of $242,258. An additional payout of $80,753 remains contingent upon the completion of the Company’s ongoing Phase 1 clinical study.

2.	Transaction Advisory Award – SKNY Acquisition

In recognition of Mr. Aminov’s leadership in negotiating and completing the acquisition of SKNY Pharmaceutical, Inc., a transaction the Board views as strategically important to the Company’s long-term growth and pipeline expansion, the Compensation Committee and Board approved a transaction advisory award of $915,000. This amount may be delivered in cash, equity, or a combination of both, at Mr. Aminov’s election and subject to the terms of the Company’s 2024 Omnibus Equity Incentive Plan. Any resulting awards will vest immediately upon grant.

3.	Long-Term Incentive (LTI) Milestone Achievement

The Compensation Committee and Board confirmed achievement of the first market capitalization milestone under the CEO’s Long-Term Incentive Plan and approved the issuance of 62,500 performance share units (PSUs), which will vest immediately.

The Compensation Committee has authorized Company counsel to prepare the necessary documentation and required SEC filings related to these actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACUTICALS, INC.

Dated: December 19, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer